Exhibit 10.29


                            FOURTH AMENDMENT TO LEASE


     This agreement made as of the 27th day of February 2006, between Oral Roberts University, an Oklahoma corporation ("Landlord") and ENGlobal Engineering, Inc., a Texas Corporation ("Tenant").

     WHEREAS, Landlord and Tenant entered into that certain "Lease Agreement" dated January 27, 2005 with respect to premises consisting of approximately 50,631 square feet of Net Rentable Area (the "Leased Premises") in the building located st 2448 E. 81st Street, Suite 3300, Tulsa, Oklahoma 74137 and known as CityPlex Towers (the "Building"), said premises being more particularly described in the Lease; and

     WHEREAS, Landlord and Tenant (the "parties") have made and executed that certain First Amendment to Lease dated April 7, 2005, modifying and amending the Lease upon the terms and conditions therein contained and;

     WHEREAS, Landlord and Tenant (the "parties") have made and executed that certain Second Amendment to Lease dated June 13, 2005, modifying and amending the Lease upon the terms and conditions therein contained and;

     WHEREAS, Landlord and Tenant (the "parties") have made and executed that certain Third Amendment to Lease dated December 28, 2005, modifying and amending the Lease upon the terms and conditions therein contained and;

     WHEREAS, Landlord and Tenant (the "parties") now desire to amend and modify said Lease Agreement in the following particulars;

     NOW THEREFORE, in consideration of the mutual convenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. The provisions of this Agreement shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

     2. Effective April 1, 2006 the Premises shall be expanded by 11,250 Net Rentable Square Feet (as shown on Exhibit "A" attached hereto).

     3. The monthly Base Rental for the above described space, subject to adjustments called for in the Lease, shall be as follows:

       April 1, 2006 - January 31, 2008                     $9,093.75

The monthly Base Rental amounts above shall be in addition to the monthly Base Rental amounts contained in Section 2d. of the Addendum to Lease and Section 3. of the First Amendment to Lease and Section 3. of the Second Amendment to Lease and Section 3. of the Third Amendment to Lease.

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     4. This Agreement shall not constitute an agreement by Landlord or Tenant and shall not be binding upon Landlord or Tenant unless and until this Agreement shall be executed by Landlord and Tenant.

     5. This Agreement may be changed only in writing, signed by both parties, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted, their assigns.

     6. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment to Lease as of the date first written above.


                                                     LANDLORD:

WITNESS:                                    ORAL ROBERTS UNIVERSITY,
                                            An Oklahoma corporation

                                            By:
                                                -------------------------------
Austin Neal                                 D. M. Bernard, Vice-President
-----------------------------               -----------------------------------
Print Name                                  Title


                                            TENANT:

WITNESS:                                    ENGLOBAL ENGINEERING, INC.
                                            A Texas corporation

                                            By:
-----------------------------                   -------------------------------

R. David Kelley                             William A. Coskey - CEO
-----------------------------               -----------------------------------
Print Name                                  Title


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                                   EXHIBIT "A"







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